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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                     February 18, 1997 (December 31, 1996)
                Date of Report (Date of Earliest Event Reported)



                           IWC RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    INDIANA
                 (State or other jurisdiction of incorporation)


        0-15420                                           35-1668886
(Commission File Number)                       (IRS Employer Identification No.)


                            1220 WATERWAY BOULEVARD
                             INDIANAPOLIS, INDIANA         46202
                             (Address of principal       (Zip Code)
                               executive offices)


                                 (317) 639-1501
              (Registrant's telephone number, including area code)
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The purpose of this Current Report is to file certain financial information regarding the Registrant (IWC Resources Corporation) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

Item 5.  Other Events

         Exhibits

EXHIBIT
NUMBER   DESCRIPTION OF ITEM

(23)     Consent of Independent Certified Public Accountants

(27)     Financial Data Schedule.

(99)     Financial information for the year ended December 31, 1996

         - Consolidated Balance Sheet.

         - Consolidated Statement of Shareholders' Equity.

         - Consolidated Statement of Earnings.

         - Consolidated Statement of Cash Flows.

         - Notes to Consolidated Financial Statements.

         - Independent Auditors' Report.

         - Selected Financial Data.

         - Management's Discussion and Analysis of Financial Condition and Results of Operations.
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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     IWC RESOURCES CORPORATION
                                     (Registrant)


Date: February 18, 1997              By:/s/J. A. Rosenfeld
                                        ---------------------------------
                                        J. A. Rosenfeld
                                        President, IWC Utilities
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        EXHIBIT INDEX

EXHIBIT
NUMBER  DESCRIPTION OF EXHIBIT

(23)    Consent of Independent Certified Public Accountants.

(27)    Financial Data Schedule.

(99)    - Consolidated Balance Sheet.

        - Consolidated Statement of Shareholders' Equity.

        - Consolidated Statement of Earnings.

        - Consolidated Statement of Cash Flows.

        - Notes to Consolidated Financial Statements.

        - Independent Auditors' Report.

        - Selected Financial Data.

        - Management's Discussion and Analysis of Financial Condition and Results of Operations.